EXHIBIT 32

ML CAPITAL GROUP, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ML CAPITAL GROUP, INC. (the Company) on Form 10-Q/A for the period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lisa Nelson, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Lisa Nelson and will be retained by ML CAPITAL GROUP, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 5, 2014	By:	/s/ Lisa Nelson
Lisa Nelson
Chief Executive Officer
(Principal Executive Officer) Chief Financial Officer (Principal Financial Officer)